SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                               EVERGREEN SECTOR FUNDS

I.    Evergreen Utility and Telecommunications Fund
      Evergreen Precious Metals Fund

         On March 22, 2002, the Board of Trustees of the Evergreen Funds approved a proposal to change the fundamental investment classification of each of Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund (the "Funds") from diversified to non-diversified. This change is subject to shareholder approval. Shareholders of record of the Funds as of March 8, 2002 are scheduled to vote on the proposal at a joint special meeting of shareholders to be held on May 31, 2002.

April 8, 2002                                                    561440 (4/02)